Exhibit 10.4(m)
                                 ---------------

                       PLEDGE OF COLLATERAL MORTGAGE NOTE

Principal           Loan Date           Maturity       Loan No.       Call
$172,725.73         08-18-1998          11-16-1998     5010001204      CPB
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Collateral          Account             Officer        Initials
   010                                   11M

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or Item.
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Borrower: AMERICAN FIRE RETARDANT CORPORATION               TIN: 72-1261941
          110 BRUSH ROAD
          BROUSSARD, LA 70518

Lender:   ST. MARTIN BANK & TRUST COMPANY                   TIN: 720307850
          Lafayette Office
          2810 Johnston Street
          Lafayette, LA 70503
===============================================================================

PLEDGE OF COLLATERAL MORTGAGE NOTE                UNITED STATES OF AMERICA
BY: AMERICAN FIRE RETARDANT CORPORATION           STATE OF LOUISIANA
                                                  PARISH OF LAFAYETTE

IN FAVOR OF:   ST. MARTIN BANK & TRUST COMPANY
               JOHNSTON STREET BRANCH, LAFAYETTE
               And Any Future Holder or Holders

BE IT KNOWN, that on the 18th day of August, 1998;

PERSONALLY CAME AND APPEARED:

AMERICAN FIRE RETARDANT CORPORATION (TlN: 72-1261941) a corporation duly organized, validity existing and in good standing under the laws of the State of Louisiana, an has its registered offices at 110 BRUSH ROAD, BROUSSARD, LA 70518 appearing herein through its duly authorized representative(s) pursuant to a resolution of its Board of Directors, a certified copy of which is attached hereto and expressly made a part hereof;

WHO DECLARED THAT:

                              TERMS AND CONDITIONS:

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

     Agreement. The word "Agreement" means this Pledge Agreement and all subsequent amendments to said Agreement as it may be amended or modified from time to time.

     Event  of  Default.   The  words  "Event  of  Default"  mean  Individually,
     collectively and Interchangeably any event of default described below In the section titled "EVENTS OF DEFAULT."

     Grantor.   The  word  "Grantor"  means   Individually,   collectively   and
     Interchangeably AMERICAN FIRE RETARDANT CORPORATION.

     Indebtedness. The word "Indebtedness" means Individually. collectively and Interchangeably any and all present and future loans, advances and other extensions of credit obtained or to be obtained by Grantor from Lender, from time to time, one or more times, now and in the future, under a certain Loan Agreement dated August 18, 1998 and any and all promissory notes evidencing such present and/or future loans or other credit advances, including without limitation, Grantor's promissory note dated August is, 1998, in the amount of U.S. $172,726.73, and any and all amendments thereto and/or substitutions therefor, and/or renewals, extensions and refinancings thereof, as well as any and all other obligations and liabilities that

                                     Page 1
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     Grantor  may now and in the  future  owe to or incur  in  favor of  Lender, whether direct or indirect, or by way ,of assignment or purchase of a participation interest, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, due or to become due, whether individually or with others on a joint, several or solidary basis, as a principal obligor or as a surety, of every nature and kind whatsoever, In principal, Interest, costs, expenses, attorneys' fees and other fees and charges, whether or not any of the Indebtedness may become barred under any statute of limitations or prescriptive period or may be or become unenforceable or voidable for any reason

     Lender. The word "Lender" means ST. MARTIN BANK & TRUST COMPANY, JOHNSTON STREET BRANCH, LAFAYETTE TIN: 72-0307850, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.

     Note. The word "Note" means the Collateral Mortgage Note described below.

     Pledgee. The word "Pledgee" means ST. MARTIN BANK & TRUST COMPANY, JOHNSTON STREET BRANCH, LAFAYETTE, its successors and assigns, and any future holder or holders of the Note or any interest therein.

COLLATERAL MORTGAGE NOTE. Desiring to secure the prompt and punctual payment and satisfaction of any and all present and future indebtedness as may be outstanding from time to time, one or more times, Grantor has executed a certain Collateral Mortgage Note dated August 18, 1998, In the amount of U.S. $180,000.00, payable to the order of Bearer, on demand, at the offices of Lender, a copy of which Note is attached hereto and is expressly made a part hereof by reference.

COLLATERAL MORTGAGE. The aforesaid Note is in turn secured by a Collateral Mortgage dated even date therewith (Grantor's "Collateral Mortgage"), executed by Grantor in favor of ST. MARTIN BANK & TRUST COMPANY, JOHNSTON STREET BRANCH, LAFAYETTE and any future holder or holders of the aforesaid Note.

PLEDGE OF NOTE. AND NOW, in order to secure the prompt and punctual payment and satisfaction of any and all present and future Indebtedness, Grantor hereby pledges, transfers, convoys, delivers and grants a continuing security interest in the aforesaid Note to and in favor of Lender, together with any and all of Grantor's rights, title, interest and obligations in, to and under the aforesaid Note and the Collateral Mortgage securing the same.

CONTINUING SECURITY INTEREST TO SECURE PRESENT AND FUTURE INDEBTEDNESS. Grantor affirms that Grantor's continuing security interest in the aforesaid Note is intended to and shall secure any and all present and future indebtedness of Grantor in favor of Lender, as may be outstanding from time to time, one or more times, with the continuing preferences and priorities provided under Louisiana law. Grantor's Collateral Mortgage securing the aforesaid Note shall further be entitled to the continuing preferences and priorities provided under applicable Louisiana law.

DURATION. This Agreement shall remain in full force and effect, and Lender shall have the right to continue to retain possession of the aforesaid Note, until such time as this Agreement and the' security Interests created hereby are terminated and cancelled by Lender under a written cancellation instrument, and the Note is returned by Lender marked "PAID" or "CANCELLED".

EVENTS OF DEFAULT.  The following shall constitute  Events of Default under this
Agreement:

     Default under Indebtedness. Should Grantor default in the payment of principal and/or Interest under any of the Indebtedness.

     Default under Loan Agreement. Should a default occur or exist under the terms of the aforesaid Loan Agreement.

     Default under Other Agreement(s). Should Grantor fail to comply fully with any of the terms and conditions of, or default under any other loan agreement or agreements governing any of the Indebtedness.

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
     Default under Mortgage. Should Grantor violate, or fall to comply fully with any of the terms and conditions of, or default under this Agreement or the Collateral Mortgage executed In connection herewith, and/or under any of the additional obligations Incurred or assumed by Grantor hereunder or thereunder.

     Other Defaults In Favor of Lender. Should Grantor or any guarantor default under any other extension of credit, or security agreement, or obligation In favor of Lender.

     Default In Favor of Third Parties. Should Grantor or any guarantor default under any loan, extension of credit, security agreement, or purchase or sales agreement, In favor of any other creditor or person, that may affect any of the property subject to the above referenced Collateral Mortgage, or Grantor's or any guarantor's ability to perform their obligations hereunder and/or pertaining to the Indebtedness.

     Insolvency.   Should  the  suspension.   failure  or  insolvency.   however
     evidenced. of Grantor or any guarantor occur or exist

     Readjustment of Indebtedness. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law, be brought by or against Grantor or any guarantor.

     Assignment for the Benefit of Creditors. Should Grantor or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

     Receivership. Should a receiver of all or any part of Grantor's property, or the property of any guarantor be applied for or appointed.

     Dissolution   Proceedings.   Should  proceedings  for  the  dissolution  or
     appointment of a liquidator of Grantor or any guarantor, be commenced.

     False Statements. Should any representation or warranty of Grantor or any guarantor made in this Agreement, or otherwise in connection with the obtaining of any indebtedness secured by the aforesaid Note, prove to be incorrect or misleading in any respect.

     Insecurity. Should Lender deem itself insecure with regard to repayment of any of the Indebtedness.

PLEDGEE'S RIGHTS TO ACCELERATE PAYMENT UPON DEFAULT. Should any one or more Events of Default occur or exist under this agreement as provided above, Pledgee shall have the right, at its sole option, to accelerate the maturity of and declare immediately due and payable in full, and all of the Indebtedness secured by the aforesaid Note. Pledgee shall have the additional right, again at its sole option, to declare the aforesaid Note to be immediately due and payable, in principal, interest, costs and attorneys' fees. Pledgee shall then have the right, again, at its sole option, to commence appropriate foreclosure proceedings under the aforesaid Collateral Mortgage and/or to exercise the additional remedies provided thereunder and/or hereunder.

CUMULATIVE REMEDIES. Pledgee's remedies upon the occurrence of any default under this Agreement shall be cumulative in nature, and nothing under this Agreement or otherwise shall be construed to limit or restrict the options and remedies available to Pledgee following default, or to in any way limit or restrict the rights and ability of Pledgee to proceed directly against Borrower, Grantor and/or against any other co-makers, guarantors, sureties and/or endorsers of the Indebtedness, and/or to proceed against any other collateral directly or indirectly securing such indebtedness. Pledgee's election to exercise any rights or remedies against a part, but not all, of the property subject to the above referenced Collateral Mortgage shall not preclude Pledgee from, separately and subsequently, exercising the same or any other rights or remedies against any other such property, with Pledgee reserving the right to proceed against any part or parts of such property, time to time after the occurrence of any Event of Default, in such order as Pledgee may determine in its sole discretion.

APPLICATION OF PROCEEDS. Any and all proceeds that Pledgee actually receives and collects, whether resulting from the public or private sale of the Note or foreclosure under the aforesaid Collateral Mortgage, shall be applied first to reimburse Pledgee for its costs of collecting the same (including, but not limited to, any attorneys' fees incurred by Pledgee), and then to Additional Advances that Pledgee may make on Grantor's behalf as provided under the aforesaid Collateral Mortgage, together with interest thereon; with the balance being applied to principal, interest, costs, expenses, attorneys' fees and other fees and charges under the Indebtedness, in such order and with such preferences and priorities as Pledgee shall determine within its sole discretion.

PRESCRIPTION. Grantor hereby acknowledges and reaffirms the indebtedness represented by the Note, and specifically interrupts and renounces the effect of any prescriptive period that may have commenced or run with respect to the Note.

TRANSFER OF INDEBTEDNESS. Grantor hereby recognizes and agrees that Pledgee may transfer all or a portion of the Indebtedness to one or more third party creditors. Such transfers may include, but are not limited to, sales of participation interests on the Indebtedness. Grantor specifically agrees and consents to all such transfers and further waives any notice of any such transfers as may be provided for under applicable law. Grantor agrees that, upon any transfer of all or any portion of the Indebtedness, Pledgee may transfer and deliver any of the collateral securing repayment of the Indebtedness (including, but not limited to, the aforesaid Note) to the transferee of such Indebtedness, and such transfers shall not affect the priority and ranking of the Collateral Mortgage, and such collateral shall secure any and all present and/or future Indebtedness in favor of such a transferee in principal, interest, costs, expenses, attorneys' fees and other fees and charges. Grantor additionally agrees that, after any such transfer has taken place, Pledgee shall be fully discharged from any and all liability and responsibility to Grantor with respect to any collateral so transferred, and the transferee thereafter shall be vested with all of the powers and rights with respect to such transferred collateral, with Pledgee retaining all powers and rights with respect to any of the pledged collateral that is not transferred to another party.

REPRESENTATIONS AND WARRANTIES OF GRANTOR. Grantor represents and warrants to Pledgee that: (a) Grantor is the legal and beneficial owner of and the obligor under the Note; (b) Grantor has the right, power and authority to enter into this Agreement and to pledge and grant a continuing security interest in the above described Note to Pledgee; (c) Grantor's execution and delivery of this Agreement and Grantor's performance hereunder, will not violate or constitute a default under the terms of any agreement, Indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Grantor and/or any of its property; and (d) this Agreement is binding upon Grantor, as well as Grantors heirs, successors, representatives and assigns, and Is legally enforceable in accordance with its terms. The foregoing representations and warranties are and shall be continuing In nature and shall remain in full force and effect until such time as this Agreement is cancelled in the manner provided hereinabove.

PROTECTION OF PLEDGEE'S SECURITY RIGHTS. Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Pledgee's security rights and interests granted under this Agreement. In the event that Pledgee elects to defend any such action or proceeding, Grantor agrees to reimburse Pledgee for Pledgee's costs associated therewith, including without limitation, Pledgee's reasonable attorneys' fees, which additional costs and expenses shall be secured by this Agreement.

ADDITIONAL SECURITY AGREEMENTS. Grantor may, from time to time, one or more times, enter into additional security agreement with Lender under which Grantor may undertake to grant a continuing security interest in the same Note. Grantor acknowledges and agrees that the execution of such additional security agreements, including any pledge agreements now in effect, will not have the effect of cancelling, novating, or otherwise modifying this Agreement or any other pledge agreement; it being Grantor's full intent that all such pledge agreements (including this Agreement) shall be cumulative in nature and shall each and all remain in full force and effect until expressly cancelled by Lender under a written cancellation instrument delivered to Grantor.

EXECUTION OF ADDITIONAL DOCUMENTS. Grantor agrees to execute all additional documents that Lender may deem necessary and proper within its sole discretion, to better reflect the true Intent of this Agreement. Grantor additionally agrees to execute whatever acknowledgments, and to furnish Lender with such other security, as Lender may require prior to the date on which repayment of the aforesaid Note may be barred under any applicable statute of limitations or prescriptive period.

                                     Page 4
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EFFECT OF  WAIVERS.  Grantor has waived,  and/or does by these  presents  waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion with regard to the Indebtedness, and agrees that Grantor shall remain liable together with any and all guarantors, endorsers and sureties of the Indebtedness on a "Joint and several" or "solidary" basis. Grantor further agrees that discharge or release of any party who is or will be liable to Lender under any of the Indebtedness, or the release of any collateral directly or
Indirectly  securing  repayment  of the  same,  shall  not  have the  effect  of
releasing  Grantor,   and/or  the  Note,  and/or  any  other  party  or  parties guaranteeing payment of the Indebtedness, who shall remain liable to Lender, and/or of releasing any other collateral that is not expressly released by Lender.

Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement or agreements governing repayment of the Indebtedness, or Lender's subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor, and/or of releasing the Note, and/or any other party or parties guaranteeing payment of the Indebtedness from their respective obligations to Lender, and/or of releasing any other collateral directly or indirectly securing repayment of the Indebtedness. In addition, no course of dealing between Grantor and Lender, nor any failure or delay on the part of the Lender to exercise any of the rights and remedies granted under this Agreement, or under any other agreement or agreements by and between Grantor and Lender, shall have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Grantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Grantor further agrees that, upon the occurrence of any Event of Default under this Agreement, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver of writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver or forbearance as to any other default.

SUCCESSORS AND ASSIGNS BOUND; SOLIDARY LIABILITY. Grantor's obligations and agreements under this Agreement shall be binding upon Grantor's successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Agreement shall inure to the benefit of Lender's successors and assigns, as well as to all subsequent holder or holders of the Indebtedness. In the event that there is more than one Grantor Under this Agreement, each Grantor severally agrees that any Grantor, acting alone or with others, may enter into additional loans and other extensions of credit with Lender secured by the aforesaid Note, without the further necessity that all of the Grantors agree or consent to, or concur in, or be given notice of, each such additional loan or other extension of credit.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this document:

     Acceptance. This Agreement and the delivery of the Grantor's Note in pledge is accepted by Lender in the State of Louisiana.

     Caption Headings. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. IN this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Agreement and the balance of this Agreement shall be interpreted as if the deleted provision never existed.

I HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ACKNOWLEDGMENT AND AGREE TO ITS TERMS. THIS ACKNOWLEDGMENT IS DATED AUGUST 18, 1998.

THUS DONE AND SIGNED, on the day, month and year first written above.

GRANTOR:


AMERICAN FIRE RETARDANT CORPORATION

/S/ Angela M. Raidl
---------------------------------------------
By: ANGELA M. RAIDL, EXECUTIVE VICE PRESIDENT

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